                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                           DATE OF REPORT: MAY 7, 1998
                        (Date of earliest event reported)




                  SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)




MICHIGAN                     COMMISSION FILE NO. 333-2522-01          38-3144240
(State of Organization)                                  (IRS Employer I.D. No.)



                              31700 MIDDLEBELT ROAD
                                    SUITE 145
                        FARMINGTON HILLS, MICHIGAN 48334
                    (Address of principal executive offices)



                                 (248) 932-3100
              (Registrant's telephone number, including area code)

ITEM 5.    OTHER EVENTS.

     Sun Communities Operating Limited Partnership entered into an agreement to issue $65,000,000 of Callable/Redeemable Notes due May 14, 2015 (the "Notes") as of May 7, 1998.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     (C)   EXHIBITS


       4.1  Form of Callable/Redeemable Note due May 14, 2015

       8.1 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, as to certain federal tax matters pertaining to the Notes

      23.1  Consent of Skadden, Arps, Slate, Meagher & Flom LLP
            (included in Exhibit 8.1)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP a Michigan limited partnership

                          By:  Sun Communities, Inc., a Maryland corporation

                          Its: General Partner


Date:  May 13, 1998            By: /s/  Jeffrey P. Jorissen
                                    -----------------------------------------
                                   Jeffrey P. Jorissen, Senior Vice President,
                                   Treasurer, Chief Financial Officer, and
                                   Secretary

                                  EXHIBIT INDEX


Exhibit                                                                Filed
Number     Description                                                Herewith
-------    -----------                                                --------
      4.1  Form of Callable/Redeemable Note due May 14, 2015             X
      8.1  Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, as       X
           to certain federal tax matters pertaining to the Notes
     23.1  Consent of Skadden, Arps, Slate, Meagher & Flom LLP           X
           (included in Exhibit 8.1)